Description of Business and Significant Accounting Policies	12 Months Ended
Dec. 31, 2018
Description of Business and Significant Accounting Policies [Abstract]
Business Description and Accounting Policies [Text Block]
1. BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

Description of Business NCR is a leading software- and services-led enterprise provider in the financial, retail, hospitality and telecommunications and technology industries, with business in 180 countries. NCR offers a range of solutions that help businesses of all sizes compete in an ever-evolving landscape of physical and digital consumers by providing software, advisory and consulting services, hardware, support and managed services that run businesses end to end. Our portfolio includes, but is not limited to, digital first offerings for banking, restaurants and retailers as well as payments, multi-vendor connected device services, automated teller machines (ATMs), point of sale (POS) terminals and self-service technologies. We also resell third-party networking products and provide related service offerings in the telecommunications and technology sectors. Our solutions create value for our customers by increasing productivity and allowing them to address consumer demand for convenience, value and individual service across different commerce channels using a digital first approach.

Effective January 1, 2019, NCR changed the management of its business to an industry basis from the previous model of management on a solution basis, which resulted in a corresponding change to NCR's reportable segments. We have reclassified prior period segment disclosures to conform to the current period presentation. See Note 13, “Segment Information and Concentrations” for additional information.

Use of Estimates The preparation of financial statements in accordance with generally accepted accounting principles in the United States (U.S. GAAP) requires management to make estimates and judgments that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and revenue and expenses during the periods reported. Actual results could differ from those estimates.

Subsequent Events The Company evaluated subsequent events through the date that our Consolidated Financial Statements were issued. No matters were identified that required adjustment of the Consolidated Financial Statements or additional disclosure.

Basis of Consolidation The consolidated financial statements include the accounts of NCR and its majority-owned subsidiaries. Long-term investments in affiliated companies in which NCR owns between 20% and 50%, and therefore, exercises significant influence, but which it does not control, are accounted for using the equity method. Investments in which NCR does not exercise significant influence (generally, when NCR has an investment of less than 20% and no significant influence, such as representation on the investee’s board of directors) are accounted for using the cost method. All significant inter-company transactions and accounts have been eliminated. In addition, the Company is required to determine whether it is the primary beneficiary of economic income or losses that may be generated by variable interest entities in which the Company has such an interest. In circumstances where the Company determined it is the primary beneficiary, consolidation of that entity would be required. For the periods presented, no variable interest entities have been consolidated.

Reclassifications Certain prior-period amounts have been reclassified in the accompanying Consolidated Financial Statements and Notes thereto in order to conform to the current period presentation.

Revenue Recognition The Company records revenue, net of sales tax, when the following five steps have been completed:

•	Identification of the contract(s) with a customer

•	Identification of the performance obligation(s) in the contract

•	Determination of the transaction price

•	Allocation of the transaction price to the performance obligations in the contract

•	Recognition of revenue when, or as, we satisfy performance obligations

The Company records revenue when, or as, performance obligations are satisfied by transferring control of a promised good or service to the customer. The Company evaluates the transfer of control primarily from the customer’s perspective where the customer has the ability to direct the use of and obtain substantially all of the remaining benefits from that good or service.

Our product revenue includes hardware and software which is generally recognized at a point in time, once all conditions for revenue recognition have been met. For hardware products, control is generally transferred when the customer has the ability to direct the use of and obtain substantially all of the remaining benefits of the products, which generally coincides with when the customer has assumed risk of loss of the goods sold. For software products, control is generally transferred when the customer takes possession of, or has complete access to, the software. In certain instances, customer acceptance is required prior to the passage of title and risk of loss of the delivered products. In such cases, revenue is not recognized until the customer acceptance is obtained. Delivery, acceptance, and transfer of title and risk of loss generally occur in the same reporting period. NCR's customers may request that delivery and passage of title and risk of loss occur on a bill and hold basis. As of December 31, 2018 and 2017, the revenue recognized from bill and hold transactions approximated 1% of total revenue.

Our services revenue includes software as a service (SaaS), professional consulting, installation and maintenance support. SaaS primarily consists of fees to provide our customers access to our platform and cloud-based applications. Revenue from SaaS contracts is recognized as variable consideration directly allocated based on customer usage or on a ratable basis over the contract term beginning on the date that our service is made available to the customer. Professional consulting primarily consists of software implementation, integration, customization and optimization services. Revenue from professional consulting contracts that involve significant production, modification or customization of the software is recognized over time as the services are performed. Revenue from professional consulting contracts that does not involve significant production, modification or customization of the software is recognized when the services are completed or customer acceptance of the service is received, if required. For installation and maintenance, control is transferred as the services are provided or ratably over the service period, or, if applicable, after customer acceptance of the service. We apply the ‘as invoiced’ practical expedient, for performance obligations satisfied over time, if the amount we may invoice corresponds directly with the value to the customer of the Company’s performance to date.  This expedient permits us to recognize revenue in the amount we invoice the customer.

NCR frequently enters contracts that include multiple performance obligations, including hardware, software, professional consulting services, installation services and maintenance support services. For these arrangements, the Company allocates the transaction price, at contract inception, to each performance obligation on a relative standalone selling price basis. The primary method used to estimate standalone selling price is the price that the Company charges for that good or service when the Company sells it separately in similar circumstances to similar customers.
If a contract includes software and services that involve significant production, modification or customization of the software, the services are not distinct from the software. For these contracts, both the software and professional services revenue is recognized over time using costs incurred to date relative to total estimated costs at completion to measure progress toward satisfying our performance obligations. Incurred cost represents work performed, which corresponds with, and thereby best depicts, the transfer of control to the customer. Estimated losses, if any, are recognized as soon as such losses become known.

The nature of our arrangements gives rise to several types of variable consideration including service level agreement credits, stock rotation rights, trade-in credits and volume-based rebates. At contract inception, we include this variable consideration in our transaction price when there is a basis to reasonably estimate the amount of the fee and it is probable there will not be a significant reversal. These estimates are generally made using the expected value method and a portfolio approach, based on historical experience, anticipated performance and our best judgment at the time. These estimates are reassessed at each reporting date. Because of our confidence in estimating these amounts, they are included in the transaction price of our contracts and the associated remaining performance obligations.

As a practical expedient, we do not adjust the promised amount of consideration for the effects of a significant financing component when we expect, at contract inception, that the period between our transfer of a promised product or service to a customer and when the customer pays for that product or service will be one year or less. Payment terms with our customers are established based on industry and regional practices and generally do not exceed 30 days. We do not typically include extended payment terms in our contracts with customers.

The Company also does not adjust the transaction price for taxes collected from customers, as those amounts are netted against amounts remitted to government authorities.

We account for shipping and handling activities related to contracts with customers as costs to fulfill our promise to transfer the associated products, rather than as a separate performance obligation. Accordingly, we record amounts billed for shipping and handling costs as a component of net product sales, and classify such costs as a component of cost of products.
In addition to the standard product warranty, the Company periodically offers extended warranties to its customers in the form of product maintenance services. For contracts that are not separately priced but include product maintenance, the Company defers revenue at an amount based on the selling price, using objective and reliable evidence, and recognizes the deferred revenue over the service term. For separately priced product maintenance contracts, NCR defers the stated amount of the separately priced contract and recognizes the deferred revenue ratably over the service term.

Remaining Performance Obligations Remaining performance obligations represent the transaction price of orders for which products have not been delivered or services have not been performed. As of December 31, 2018, the aggregate amount of the transaction price allocated to remaining performance obligations was approximately $3.2 billion. The Company expects to recognize revenue on approximately three-quarters of the remaining performance obligations over the next 12 months, with the remainder recognized thereafter. The majority of our professional services are expected to be recognized over the next 12 months but this is contingent upon a number of factors, including customers’ needs and schedules.

The Company has made two elections which affect the value of remaining performance obligations described above. We do not disclose remaining performance obligations for SaaS contracts where variable consideration is directly allocated based on usage or when the original expected length is one year or less.

Warranty and Sales Returns Provisions for product warranties and sales returns and allowances are recorded in the period in which NCR becomes obligated to honor the related right, which generally is the period in which the related product revenue is recognized. The Company accrues warranty reserves based upon historical factors such as labor rates, average repair time, travel time, number of service calls per machine and cost of replacement parts. When a sale is consummated, a warranty reserve is recorded based upon the estimated cost to provide the service over the warranty period. The Company accrues sales returns and allowances using percentages of revenue to reflect the Company’s historical average of sales return claims.

Research and Development Costs Research and development costs primarily include payroll and benefit-related costs, contractor fees, facilities costs, infrastructure costs, and administrative expenses directly related to research and development support and are expensed as incurred, except certain software development costs are capitalized after technological feasibility of the software is established.

Advertising Advertising costs are recognized in selling, general and administrative expenses when incurred.

Stock Compensation Stock-based compensation represents the costs related to share-based awards granted to employees and non-employee directors. The Company’s outstanding stock-based compensation awards are classified as equity. The Company measures stock-based compensation cost at the grant date, based on the estimated fair value of the award and recognizes the cost over the requisite service period. See Note 7, "Stock Compensation Plans" for further information on NCR’s stock-based compensation plans.

Income Taxes Income tax expense is provided based on income before income taxes. Deferred income taxes reflect the impact of temporary differences between assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. These deferred taxes are determined based on the enacted tax rates expected to apply in the periods in which the deferred assets or liabilities are expected to be settled or realized. NCR records valuation allowances related to its deferred income tax assets when it is more likely than not that some portion or all of the deferred income tax assets will not be realized.

The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the consolidated financial statements from such a position are measured based on the largest benefit that has a greater than fifty percent likelihood of being sustained upon examination by authorities. Interest and penalties related to uncertain tax positions are recognized as part of the provision for income taxes and are accrued beginning in the period that such interest and penalties would be applicable under relevant tax law and until such time that the related tax benefits are recognized.

On December 22, 2017, the U.S. enacted the Tax Cuts and Jobs Act of 2017 (“U.S. Tax Reform”) that instituted fundamental changes to the taxation of multinational corporations. See Note 7, "Income Taxes" for additional information on the Company's assessment and related impacts.

Earnings Per Share Basic earnings per share (EPS) is calculated by dividing net income, less any dividends, accretion or decretion, redemption or induced conversion on our Series A Convertible Preferred Stock, by the weighted average number of shares outstanding during the reported period.

In computing diluted EPS, we adjust the numerator used in the basic EPS computation, subject to anti-dilution requirements, to add back the dividends (declared or cumulative undeclared) applicable to the Series A Convertible Preferred Stock. Such add-back would also include any adjustments to equity in the period to accrete the Series A Convertible Preferred Stock to its redemption price, or recorded upon a redemption or induced conversion. We adjust the denominator used in the basic EPS computation, subject to anti-dilution requirements, to include the dilution from potential shares resulting from the issuance of the Series A Convertible Preferred Stock, restricted stock units, and stock options.

The holders of Series A Convertible Preferred Stock and unvested restricted stock units do not have nonforfeitable rights to common stock dividends or common stock dividend equivalents. Accordingly, the Series A Convertible Preferred Stock and unvested restricted stock units do not qualify as participating securities. See Note 8, "Stock Compensation Plans" for share information on NCR’s stock compensation plans.

The components of basic earnings (loss) per share are as follows:

In millions, except per share amounts	Year ended December 31
	2018	2017	2016
Income (loss) from continuing operations	$(36)	$237	$283
Series A convertible preferred stock dividends	(49)	(47)	(49)
Deemed dividend on modification of Series A Convertible Preferred Stock	—	(4)	—
Deemed dividend on Series A Convertible Preferred Stock redemption	—	(58)	—
Net income (loss) from continuing operations attributable to NCR common stockholders	(85)	128	234
Loss from discontinued operations, net of tax	(52)	(5)	(13)
Net income (loss) attributable to NCR common stockholders	$(137)	$123	$221

Denominator
Basic weighted average number of shares outstanding	118.4	121.9	125.6

Basic earnings (loss) per share:
From continuing operations	$(0.72)	$1.05	$1.86
From discontinued operations	(0.44)	(0.04)	(0.10)
Total basic earnings (loss) per share	$(1.16)	$1.01	$1.76

The components of diluted earnings (loss) per share are as follows:

In millions, except per share amounts	Year ended December 31
	2018	2017	2016
Income (loss) from continuing operations	$(36)	$237	$283
Series A convertible preferred stock dividends	(49)	(47)	—
Deemed dividend on modification of Series A Convertible Preferred Stock	—	(4)	—
Deemed dividend on Series A Convertible Preferred Stock redemption	—	(58)	—
Net income (loss) from continuing operations attributable to NCR common stockholders	(85)	128	283
Loss from discontinued operations, net of tax	(52)	(5)	(13)
Series A convertible preferred stock dividends	—	—	(49)
Net income (loss) attributable to NCR common stockholders	$(137)	$123	$221

Basic weighted average number of shares outstanding	118.4	121.9	125.6
Dilutive effect of as-if Series A Convertible Preferred Stock	—	—	28.2
Dilutive effect of employee stock options and restricted stock units	—	5.1	3.6
Denominator - from continuing operations	118.4	127.0	157.4

Basic weighted average number of shares outstanding	118.4	121.9	125.6
Dilutive effect of employee stock options and restricted stock units	—	5.1	3.6
Denominator - total	118.4	127.0	129.2

Diluted earnings (loss) per share:
From continuing operations	$(0.72)	$1.01	$1.80
From discontinued operations	(0.44)	(0.04)	(0.10)
Total diluted earnings (loss) per share	$(1.16)	$0.97	$1.71

For 2018, diluted earnings (loss) per share from continuing operations and total diluted earnings (loss) per share, it is more dilutive to assume the Series A Convertible Preferred Stock is not converted to common stock and therefore weighted average outstanding shares of common stock are not adjusted by the as-if converted Series A Convertible Preferred Stock shown above because the effect would be anti-dilutive. If the as-if converted Series A Convertible Preferred Stock had been dilutive, approximately 28.3 million additional shares would have been included in the diluted weighted average number of shares outstanding for the year ended December 31, 2018. For 2018, there were 6.5 million weighted anti-dilutive restricted stock units outstanding.

For 2017, diluted earnings (loss) per share from continuing operations and total diluted earnings (loss) per share, it is more dilutive to assume the Series A Convertible Preferred Stock is not converted to common stock and therefore weighted average outstanding shares of common stock are not adjusted by the as-if converted Series A Convertible Preferred Stock shown above because the effect would be anti-dilutive. If the as-if converted Series A Convertible Preferred Stock had been dilutive, approximately 27.4 million additional shares, considering the existing and redeemed shares, would have been included in the diluted weighted average number of shares outstanding for the year ended December 31, 2017. For 2017, there were 0.8 million weighted anti-dilutive restricted stock units outstanding.

For 2016, diluted earnings (loss) per share from continuing operations, it is more dilutive to assume the Series A Convertible Preferred Stock is converted to common stock and therefore weighted average outstanding shares of common stock are adjusted by the as-if converted Series A Convertible Preferred Stock. For 2016, total diluted earnings (loss) per share, it is more dilutive to assume the Series A Convertible Preferred Stock is not converted to common stock and therefore weighted average outstanding shares of common stock are not adjusted by the as-if converted Series A Convertible Preferred Stock shown above because the effect would be anti-dilutive. Therefore, total diluted earnings (loss) per share less diluted earnings (loss) per share from continuing operations does not equal diluted earnings (loss) per share from discontinued operations. For 2016, there were 0.4 million weighted anti-dilutive restricted stock units outstanding.

Cash and Cash Equivalents All short-term, highly liquid investments having original maturities of three months or less, including time deposits, are considered to be cash equivalents.

Accounts Receivable, net Accounts receivable, net includes amounts billed and currently due from customers as well as amounts unbilled which typically result from sales under contracts where revenue recognized exceeds the amount billed to the customer and where the Company has an unconditional right to consideration. The amounts due are stated at their net estimated realizable value. NCR establishes provisions for doubtful accounts using percentages of accounts receivable balances to reflect historical average credit losses and specific provisions for known issues, such as risks of default.
Allowance for Doubtful Accounts NCR establishes provisions for doubtful accounts using percentages of accounts receivable balances to reflect historical average credit losses and specific provisions for known issues.

Inventories Inventories are stated at the lower of cost or net realizable value, using the average cost method. Cost includes materials, labor and manufacturing overhead related to the purchase and production of inventories. Service parts are included in inventories and include reworkable and non-reworkable service parts. The Company regularly reviews inventory quantities on hand, future purchase commitments with suppliers and the estimated utility of inventory. If the review indicates a reduction in utility below carrying value, inventory is reduced to a new cost basis. Excess and obsolete write-offs are established based on forecasted usage, orders, technological obsolescence and inventory aging.

Contract Assets and Liabilities Contract assets include unbilled amounts where right to payment is not solely subject to the passage of time. Amounts may not exceed their net realizable value. Contract liabilities consist of advance payments, billings in excess of revenue recognized and deferred revenue.

Our contract assets and liabilities are reported in a net position on a contract-by-contract basis at the end of each reporting period. If the net position is a contract asset, the current portion is included in other current assets and the non-current portion is included in other assets in the Consolidated Balance Sheet. If the net position is a contract liability, the current portion is included in contract liabilities and the non-current portion is included in other liabilities in the Consolidated Balance Sheet.

The following table presents the net contract asset and contract liability balances as of December 31, 2018 and January 1, 2018:

In millions	Location in the Consolidated Balance Sheet	December 31, 2018	January 1, 2018
Current portion of contract assets	Other current assets	$22	$28
Current portion of contract liabilities	Contract liabilities	$461	$458
Non-current portion of contract liabilities	Other liabilities	$85	$95

During the twelve months ended December 31, 2018, the Company recognized $355 million in revenue that was included in contract liabilities as of January 1, 2018.

Deferred Commissions Our incremental costs of obtaining a contract, which consist of certain sales commissions, primarily for our SaaS revenue, are deferred and amortized on a straight-line basis over the period of expected benefit. We determined the period of expected benefit by taking into consideration customer contracts, the estimated life of the customer relationship, including renewals when the renewal commission is not commensurate with the initial commission, the expected life of the underlying technology and other factors. We classify deferred commissions as current or non-current based on the timing of when we expect to recognize the expense. The current and non-current portions of deferred commissions are included in other current assets and other assets, respectively, in the Consolidated Balance Sheet as of December 31, 2018. Amortization of deferred commissions is included in selling, general and administrative expenses in the Consolidated Statements of Operations for the year ended December 31, 2018.

Set-up Fees and Costs Fees for the design, configuration, implementation and installation related to the software applications that are provided as a service are recognized over the contract term, which is generally 5 years. The related costs incurred that are determined to be incremental and recoverable contract-specific costs are deferred and amortized over the period of benefit, which is generally 7 years.

Settlement Processing Assets and Obligations Funds settlement refers to the process of transferring funds for sales and credits between card issuers and merchants. Depending on the type of transaction, either the credit card interchange system or the debit network is used to transfer the information and funds between the sponsoring bank and card issuing bank to complete the link between merchants and card issuers. In certain of our processing arrangements, merchant funding primarily occurs after the sponsoring bank receives the funds from the card issuer through the card networks, creating a net settlement obligation on the Company’s Consolidated Balance Sheet. In a limited number of other arrangements, the sponsoring bank funds the merchants before it receives the net settlement funds from the card networks, creating a net settlement asset on the Company’s Consolidated Balance Sheet. Additionally, certain of the Company’s sponsoring banks collect the gross revenue from the merchants, pay the interchange fees and assessments to the credit card associations, collect their fees for processing and pay the Company a net residual payment representing the Company’s fees for the services. In these instances, the Company does not reflect the related settlement processing assets and obligations in its Consolidated Balance Sheet.

Settlement processing assets consist primarily of our portion of settlement assets due from customers and receivables from merchants for the portion of the discount fee related to reimbursement of the interchange expense, our receivable from the processing bank for transactions we have funded merchants in advance of receipt of card association funding, merchant reserves held, sponsoring bank reserves and exception items, such as customer chargeback amounts receivable from merchants. Settlement processing obligations consist primarily of merchant reserves, our liability to the processing bank for transactions for which we have received funding from the members but have not funded merchants and exception items. Settlement processing assets are recorded within other current assets and settlement processing liabilities are recorded within other current liabilities in the Consolidated Balance Sheet. As of December 31, 2018, settlement processing assets were $30 million and settlement processing liabilities were $28 million. Settlement receivables are generally collected within four business days. Settlement obligations are generally paid within three business days, regardless of when the related settlement receivables are collected.

Capitalized Software Certain direct development costs associated with internal-use software are capitalized within other assets and amortized over the estimated useful lives of the resulting software. NCR typically amortizes capitalized internal-use software on a straight-line basis over four to seven years beginning when the asset is substantially ready for use, as this is considered to approximate the usage pattern of the software. When it becomes probable that internal-use software being developed will not be completed or placed into service, the internal-use software is reported at the lower of the carrying amount or fair value.

Costs incurred for the development of software that will be sold, leased or otherwise marketed are capitalized when technological feasibility has been established. These costs are included within other assets and are amortized on a sum-of-the-years' digits or straight-line basis over the estimated useful lives ranging from three to five years, using the method that most closely approximates the sales pattern of the software. Amortization begins when the product is available for general release. Costs capitalized include direct labor and related overhead costs. Costs incurred prior to technological feasibility or after general release are expensed as incurred. NCR performs periodic reviews to ensure that unamortized program costs remain recoverable from future revenue. If future revenue does not support the unamortized program costs, the amount by which the unamortized capitalized cost of a software product exceeds the net realizable value is written off.

The following table identifies the activity relating to total capitalized software:

In millions	2018	2017	2016
Beginning balance as of January 1	$366	$345	$311
Capitalization	170	166	154
Amortization	(160)	(145)	(118)
Impairment	(51)	—	(2)
Ending balance as of December 31	$325	$366	$345

During the year ended December 31, 2018, we recorded the write-off of certain internal and external use software capitalization projects that are no longer considered strategic based on review by the new management team and as a result, the projects have been abandoned.

Goodwill and Other Intangible Assets Goodwill represents the excess of purchase price over the fair value of the net tangible and identifiable intangible assets of businesses acquired. Goodwill is tested at the reporting unit level for impairment on an annual basis during the fourth quarter or more frequently if certain events occur indicating that the carrying value of goodwill may be impaired. A significant amount of judgment is involved in determining if an indicator of impairment has occurred. Such indicators may include a decline in expected cash flows, a significant adverse change in legal factors or in the business climate, a decision to sell a business, unanticipated competition, or slower growth rates, among others. During the second quarter of 2018, under our previous reporting segment structure, we determined there was an indication that the carrying value of the net assets assigned to the Hardware reporting unit may not be recoverable and completed an impairment assessment of goodwill. As a result of the assessment, we recorded an impairment charge for the full value of the goodwill assigned to the Hardware reporting unit. Refer to Note 4, "Goodwill and Purchased Intangible Assets"  for further discussion. Additionally, in connection with the change in reportable segments, effective January 1, 2019, the Company determined its reporting units and then assigned goodwill to the new reporting units based on the relative fair value allocation approach. Based on this analysis, it was determined that the fair value of all reporting units were substantially in excess of the carrying value.

In the evaluation of goodwill for impairment, we have the option to perform a qualitative assessment to determine whether further impairment testing is necessary or to perform a quantitative assessment by comparing the fair value of a reporting unit to its carrying amount, including goodwill. Under the qualitative assessment, an entity is not required to calculate the fair value of a reporting unit unless the entity determines that it is more likely than not that its fair value is less than its carrying amount. If under the quantitative assessment the fair value of a reporting unit is less than its carrying amount, then the amount of the impairment loss, if any, is determined based on the amount by which the carrying amount exceeds the fair value up to the total value of goodwill assigned to the reporting unit. Fair values of the reporting units are estimated using a weighted methodology considering the output from both the income and market approaches. The income approach incorporates the use of discounted cash flow (DCF) analysis. A number of significant assumptions and estimates are involved in the application of the DCF model to forecast operating cash flows, including revenue growth, operating income margin and discount rate. Several of these assumptions vary among reporting units. The cash flow forecasts are generally based on approved strategic operating plans. The market approach is performed using the Guideline Public Companies (GPC) method which is based on earnings multiple data. We perform a reconciliation between our market capitalization and our estimate of the aggregate fair value of the reporting units, including consideration of a control premium. During the fourth quarter of each year presented, we performed our annual impairment assessment of goodwill which did not indicate that an impairment existed. Refer to Note 4, "Goodwill and Purchased Intangible Assets"  for further discussion.

Acquired intangible assets other than goodwill are amortized over their weighted average amortization period unless they are determined to be indefinite. Acquired intangible assets are carried at cost, less accumulated amortization. For intangible assets purchased in a business combination, the estimated fair values of the assets received are used to establish the carrying value. The fair value of acquired intangible assets is determined using common techniques, and the Company employs assumptions developed using the perspective of a market participant.

Property, Plant and Equipment Property, plant and equipment and leasehold improvements are stated at cost less accumulated depreciation. Depreciation is computed over the estimated useful lives of the related assets primarily on a straight-line basis. Machinery and other equipment are depreciated over 3 to 20 years and buildings over 25 to 45 years. Leasehold improvements are depreciated over the life of the lease or the asset, whichever is shorter. Assets classified as held for sale are not depreciated. Upon retirement or disposition of property, plant and equipment, the related cost and accumulated depreciation or amortization are removed from the Company’s accounts, and a gain or loss is recorded. Depreciation expense related to property, plant and equipment was $81 million, $86 million, and $90 million for the years ended December 31, 2018, 2017, and 2016, respectively.

Valuation of Long-Lived Assets Long-lived assets such as property, plant and equipment and finite-lived intangible assets are reviewed for impairment when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable or in the period in which the held for sale criteria are met. For assets held and used, this analysis consists of comparing the asset’s carrying value to the expected future cash flows to be generated from the asset on an undiscounted basis. If the carrying amount of the asset is determined not to be recoverable, a write-down to fair value is recorded. Fair values are determined based on quoted market values, discounted cash flows, or external appraisals, as applicable. Long-lived assets are reviewed for impairment at the individual asset or the asset group level for which the lowest level of independent cash flows can be identified. Refer to Note 4, "Goodwill and Purchased Intangible Assets" for further discussion.

Pension, Postretirement and Postemployment Benefits NCR has significant pension, postretirement and postemployment benefit costs, which are developed from actuarial valuations. Actuarial assumptions are established to anticipate future events and are used in calculating the expense and liabilities relating to these plans. These factors include assumptions the Company makes about interest rates, expected investment return on plan assets, rate of increase in healthcare costs, total and involuntary turnover rates, and rates of future compensation increases. In addition, NCR also uses subjective factors, such as withdrawal rates and mortality rates to develop the Company’s valuations. NCR generally reviews and updates these assumptions on an annual basis. NCR is required to consider current market conditions, including changes in interest rates, in making these assumptions. The actuarial assumptions that NCR uses may differ materially from actual results due to changing market and economic conditions, higher or lower withdrawal rates, or longer or shorter life spans of participants. These differences may result in a significant impact to the amount of pension, postretirement or postemployment benefits expense, and the related assets and liabilities, the Company has recorded or may record.

Environmental and Legal Contingencies In the normal course of business, NCR is subject to various proceedings, lawsuits, claims and other matters, including, for example, those that relate to the environment and health and safety, labor and employment, employee benefits, import/export compliance, intellectual property, data privacy and security, product liability, commercial disputes and regulatory compliance, among others. Additionally, NCR is subject to diverse and complex laws, regulations, and standards including those relating to corporate governance, public disclosure and reporting, environmental safety and the discharge of materials into the environment, product safety, import and export compliance, data privacy and security, antitrust and competition, government contracting, anti-corruption, and labor and human resources, which are rapidly changing and subject to many possible changes in the future. Compliance with these laws and regulations, including changes in accounting standards, taxation requirements, and federal securities laws among others, may create a substantial burden on, and substantially increase the costs to NCR or could have an impact on NCR’s future operating results. NCR believes that the amounts provided in its Consolidated Financial Statements are adequate in light of the probable and estimable liabilities. However, there can be no assurances that the actual amounts required to satisfy alleged liabilities from various lawsuits, claims, legal proceedings and other matters, including the Fox River and Kalamazoo River environmental matters discussed in Note 10, "Commitments and Contingencies" and to comply with applicable laws and regulations, will not exceed the amounts reflected in NCR’s Consolidated Financial Statements or will not have a material adverse effect on the Company’s consolidated results of operations, financial condition or cash flows. Any costs that may be incurred in excess of those amounts provided as of December 31, 2018 cannot currently be reasonably determined or are not currently considered probable.

Legal fees and expenses related to loss contingencies are typically expensed as incurred, except for certain costs associated with NCR’s environmental remediation obligations. Costs and fees associated with litigating the extent and type of required remedial actions and the allocation of remediation costs among potentially responsible parties are typically included in the measurement of the environmental remediation liabilities.

Leases The Company accounts for material escalation clauses, free or reduced rents and landlord incentives contained in operating type leases on a straight-line basis over the lease term, including any reasonably assured lease renewals. For leasehold improvements that are funded by the landlord, the Company records the incentive as deferred rent. The deferred rent is then amortized as reductions to lease expense over the lease term. For capital leases where NCR is the lessee, we record an amortizable debt and a related fixed asset in the Consolidated Balance Sheet.

Foreign Currency For many NCR international operations, the local currency is designated as the functional currency. Accordingly, assets and liabilities are translated into U.S. Dollars at year-end exchange rates, and revenue and expenses are translated at average exchange rates prevailing during the year. Currency translation adjustments from local functional currency countries resulting from fluctuations in exchange rates are recorded in other comprehensive income. Where the U.S. Dollar is the functional currency, remeasurement adjustments are recorded in other (expense), net.

Derivative Instruments In the normal course of business, NCR enters into various financial instruments, including derivative financial instruments. The Company accounts for derivatives as either assets or liabilities in the Consolidated Balance Sheets at fair value and recognizes the resulting gains or losses as adjustments to earnings or other comprehensive income. For derivative instruments that are designated and qualify as hedging instruments, the Company formally documents the relationship between hedging instruments and hedged items, as well as the risk management objective and strategy for undertaking various hedge transactions. Hedging activities are transacted only with highly rated institutions, reducing exposure to credit risk in the event of nonperformance. Additionally, the Company completes assessments related to the risk of counterparty nonperformance on a regular basis.

The accounting for changes in fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, the Company has designated the hedging instrument, based on the exposure being hedged, as a fair value hedge, a cash flow hedge or a hedge of a net investment in a foreign operation. For derivative instruments designated as fair value hedges, the effective portion of the hedge is recorded as an offset to the change in the fair value of the hedged item, and the ineffective portion of the hedge, if any, is recorded in the Consolidated Statement of Operations. For derivative instruments designated as cash flow hedges and determined to be highly effective, the gains or losses are deferred in other comprehensive income and recognized in the determination of income as adjustments of carrying amounts when the underlying hedged transaction is realized, canceled or otherwise terminated. When hedging certain foreign currency transactions of a long-term investment nature (net investments in foreign operations) gains and losses are recorded in the currency translation adjustment component of accumulated other comprehensive loss. Gains and losses on foreign exchange contracts that are not used to hedge currency transactions of a long-term investment nature, or that are not designated as cash flow or fair value hedges, are recognized in other (expense), net as exchange rates change.

Fair Value of Assets and Liabilities Fair value is defined as an exit price, representing an amount that would be received to sell an asset or the amount paid to transfer a liability in an orderly transaction between market participants at the measurement date. As such, fair value is a market-based measurement determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, the guidance prioritizes the inputs used to measure fair value into the following three-tier fair value hierarchy:

•	Level 1: Unadjusted quoted prices in active markets for identical assets or liabilities

•
Level 2: Unadjusted quoted prices in active markets for similar assets or liabilities, unadjusted quoted prices for identical or similar assets or liabilities in markets that are not active or inputs, other than quoted prices in active markets, that are observable either directly or indirectly

•	Level 3: Unobservable inputs for which there is little or no market data

Assets and liabilities are classified based on the lowest level of input that is significant to the fair value measurements. The Company reviews the fair value hierarchy classification on a quarterly basis. Changes to the observability of valuation inputs may result in a reclassification of levels for certain securities within the fair value hierarchy.

NCR measures its financial assets and financial liabilities at fair value based on one or more of the following three valuation techniques:

•	Market approach: Prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities.

•	Cost approach: Amount that would be required to replace the service capacity of an asset (replacement cost).

•	Income approach: Techniques to convert future amounts to a single present amount based upon market expectations (including present value techniques, option pricing and excess earnings models).

We regularly review our investments to determine whether a decline in fair value, if any, below the cost basis is other than temporary. If the decline in the fair value is determined to be other than temporary, the cost basis of the security is written down to fair value and the amount of the write-down is included in the Consolidated Statement of Operations. For qualifying investments in debt or equity securities, a temporary impairment charge would be recognized in other comprehensive income (loss).

Redeemable Noncontrolling Interests and Related Party Transactions In 2011, we sold a 49% voting equity interest in NCR Brasil - Indústria de Equipamentos para Automação S.A., a subsidiary of the Company (NCR Manaus) to Scopus Tecnologia Ltda. (Scopus). Under our investment agreements with Scopus, Scopus may elect to sell its shares in NCR Manaus at the then-current fair value to a third party that is not a competitor of NCR. If Scopus is unable to locate a buyer, Scopus may require NCR to purchase its noncontrolling interest for its then-current fair value.

We recognized $59 million, $79 million and $82 million in revenue related to Banco Bradesco SA (Bradesco), the parent of Scopus, for the years ended December 31, 2018, 2017 and 2016, respectively, and we had $15 million and $18 million in receivables outstanding from Bradesco as of December 31, 2018 and 2017, respectively.

Recent Accounting Pronouncements

Issued

In February 2016, the Financial Accounting Standards Board (FASB) issued a new leasing standard that supersedes prior guidance related to accounting for leases. The guidance is intended to increase transparency and comparability among organizations by recognizing lease assets and lease liabilities on the balance sheet and disclosing key information about leasing arrangements. The standard is effective for the first interim period within annual periods beginning after December 15, 2018, with early adoption permitted. The standard is required to be adopted using the modified retrospective approach and NCR plans to apply the provisions of the new leasing standard at the effective date rather than at the beginning of the earliest period presented under the transition method provided. The standard also includes options to elect a number of practical expedients.  We plan to elect the package of practical expedients to not reassess prior conclusions related to contracts containing leases, lease classification and initial direct costs, as well as the practical expedient to not reassess certain land easements. We do not plan to elect the practical expedient to use hindsight when determining the lease term.  The standard also provides a practical expedient that permits lessees to make an accounting policy election by class of underlying asset to account for each separate lease component of a contract and its associated non-lease components as a single lease component.  Where we are the lessee, we plan to make an accounting policy election on and after the effective date to combine the lease and non-lease components as a single component for the majority of our classes of underlying assets. We purchased and are currently in the advanced stages of user acceptance testing of our new lease accounting software.  The software is not yet fully operational. We are also in the process of making appropriate changes to our business processes, systems and controls to support the new standard, and we are continuing to evaluate the impact of the standard on our consolidated financial statements and related disclosures. At this time the Company cannot estimate the quantitative impact of adopting the new standard, but it is expected to have a material effect to the total assets and total liabilities reported on the consolidated balance sheet, and is not expected to have a material effect to the consolidated statement of operations or the consolidated statement of cash flows.

In August 2018, the FASB issued an accounting standard update with new guidance on fair value measurement disclosure requirements which requires the disclosure of additions to and transfers into and out of Level 3 of the fair value hierarchy. The update also requires disclosure about the uncertainty in measurement as of the reporting date. The new standard is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019 with early adoption permitted. The impact of adopting this guidance is not expected to have a material impact on our consolidated financial statements.

In August 2018, the FASB issued additional guidance for an accounting update that was issued in April 2015 related to accounting for implementation costs incurred in a cloud computing arrangement that is also a service contract. If a cloud computing arrangement also includes an internal-use software, an intangible asset is recognized and a liability is recognized for any payments related to the software license. However, if a cloud computing arrangement does not include a software license, the entity should account for the arrangement as a service contract and any fees associated with the service are expensed as incurred. The new standard is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, with early adoption permitted. The impact of adopting this guidance is not expected to have a material impact on our consolidated financial statements.

In October 2018, the FASB issued an accounting standards update for hedge accounting guidance that was issued in August 2017 which we adopted during the first quarter of this year. This guidance allows for the use of a broad Treasury repurchase agreement financing rate which is referred to as the Secured Overnight Financing Rate (SOFR) to be used as an additional benchmark rate for hedge accounting purposes. This guidance is effective for entities that have already adopted the amendments of the hedge accounting guidance referenced above for fiscal years beginning after December 15, 2018 on a prospective basis for qualifying new or re-designated hedging relationships entered into on or after the date of adoption. The adoption of this accounting standard update is not expected to have a material effect on our consolidated financial statements.

Adopted

In May 2014, the FASB issued a new revenue recognition standard that superseded existing revenue recognition guidance. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The standard was effective for the first interim period within annual periods beginning after December 15, 2017, with early adoption permitted for annual periods beginning after December 15, 2016, and can be adopted either retrospectively to each prior reporting period presented  (“full retrospective method”) or as a cumulative effect adjustment as of the date of adoption  (“modified retrospective method”). Effective January 1, 2018, we adopted the standard using the modified retrospective method applied to contracts that were not complete as of the date of adoption and recorded a cumulative adjustment to increase retained earnings by $2 million. Adoption of the new standard resulted in changes to our accounting policies for revenue recognition and deferred commissions. Refer to Note 2, "Revenue Recognized Under Previous Guidance", for presentation of what revenue would have been in the current periods had the Company continued to recognize revenue under the previous accounting guidance.

In August 2016, the FASB issued an accounting standards update which provides guidance regarding the classification of certain cash receipts and cash payments on the statement of cash flows, where specific guidance is provided for issues not previously addressed. This guidance is effective for annual reporting periods, including interim reporting within those periods, beginning after December 15, 2017, with early adoption permitted, and is required to be adopted using a retrospective approach. The adoption of this accounting standards update did not have a material effect on the Company's statement of cash flows.

In October 2016, the FASB issued an accounting standards update which requires the recognition of the income tax consequences of an intra-entity transfer of an asset, other than inventory, when the transfer occurs. This standard is effective for interim and annual periods beginning after December 15, 2017. Early adoption is permitted. Effective January 1, 2018, we adopted the standard using the modified retrospective method and recorded a cumulative adjustment to increase retained earnings by $13 million.

In November 2016, the FASB issued an accounting standards update which clarifies how entities should present restricted cash and restricted cash equivalents in the statement of cash flows. The guidance requires entities to show the changes in the total of cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. The accounting standards update is required to be adopted for annual periods beginning after December 15, 2017, including interim periods within that annual period. The amendment is to be applied retrospectively with early adoption permitted. The adoption of this accounting standards update did not have a material effect on the Company's statement of cash flows.

In January 2017, the FASB issued an accounting standards update which clarifies the definition of a business which is used across several areas of accounting. The area expected to see the most change is the evaluation of whether a transaction should be accounted for as an acquisition (or disposal) of assets, or as a business combination. The new guidance clarifies that to be a business there must also be at least one substantive process, and narrows the definition of outputs by more closely aligning it with how outputs are described in the new revenue recognition standard. The accounting standards update is required to be adopted for annual periods beginning after December 15, 2017, including interim periods within that annual period. The amendment is to be applied prospectively with early adoption permitted. The adoption of this standard did not have a material effect on our financial condition, results of operations or disclosures, as the standard applies only to businesses acquired after the adoption date.

In January 2017, the FASB issued an accounting standards update with new guidance intended to simplify the subsequent measurement of goodwill. The standards update eliminates the requirement for an entity to calculate the implied fair value of goodwill to measure a goodwill impairment charge. Instead, an entity will perform its annual, or interim, goodwill impairment testing by comparing the fair value of a reporting unit with its carrying amount and recording an impairment charge for the amount by which the carrying amount exceeds the fair value. The standards update is effective prospectively for annual and interim goodwill impairment testing performed in fiscal years beginning after December 15, 2019, which we early adopted as of January 1, 2018. Refer to Note 4, "Goodwill and Purchased Intangible Assets" for further discussion.

In March 2017, the FASB issued an accounting standards update with new guidance on an employer's presentation of defined benefit retirement costs in the income statement. Employers will present the service cost component of net periodic benefit cost in the same income statement line item(s) as other employee compensation costs arising from services rendered during the period. Only the service cost component will be eligible for capitalization in assets. Employers will present the other components of the net periodic benefit cost separately from the line item(s) that includes the service cost and outside of any subtotal of operating income, if one is presented. These components will not be eligible for capitalization in assets. The guidance is effective for fiscal years beginning after December 15, 2017, and interim periods therein, with early adoption permitted. The adoption of this accounting standards update did not have a material effect on the Company's net income, cash flows or financial condition.

In May 2017, the FASB issued an accounting standards update which clarifies when to account for a change to the terms or conditions of a share-based payment award as a modification. This update requires modification only if the fair value, vesting conditions or the classification of the award changes as a result of the change in terms or conditions. This guidance is effective for fiscal years beginning after December 15, 2017, and interim periods therein, with early adoption permitted. The adoption of this accounting standards update did not have a material effect on the Company's net income, cash flows or financial condition.

In August 2017, the FASB issued an accounting standards update which simplifies certain aspects of hedge accounting and improves disclosures of hedging arrangements through the elimination of the requirement to separately measure and report hedge ineffectiveness. This update generally requires the entire change in the fair value of a hedging instrument to be presented in the same income statement line as the hedged item in order to align financial reporting of hedge relationships with economic results. Entities must apply the amendments to cash flow and net investment hedge relationships that exist on the date of adoption using a modified retrospective approach. The presentation and disclosure requirements must be applied prospectively. This guidance is effective for fiscal years beginning after December 15, 2018, and interim periods therein, with early adoption permitted. The adoption of this accounting standards update did not have a material effect on the Company's net income, cash flows or financial condition.

In February 2018, the FASB issued an accounting standards update which permits entities to reclassify tax effects stranded in accumulated other comprehensive income as a result of the enactment of the Tax Cuts and Jobs Act (U.S. Tax Reform) to retained earnings. Entities can elect to apply the guidance retrospectively or in the period of adoption. This guidance is effective for fiscal years beginning after December 15, 2018, and interim periods therein, with early adoption permitted. The adoption of this accounting standards update did not have a material effect on the Company's net income, cash flows or financial condition.

In March 2018, the FASB issued an accounting standards update which allowed SEC registrants to record provisional amounts in earnings for the year ended December 31, 2017 due to the complexities involved in accounting for the enactment of U.S. Tax Reform. The standard was effective upon issuance. The Company recognized the estimated income tax effects of U.S. Tax Reform in its 2017 Consolidated Financial Statements in accordance with SEC Staff Accounting Bulletin No. 118 (SAB No. 118). Refer to Note 7, "Income Taxes", for further information regarding the assessment of the impact of U.S. Tax Reform in the years ended December 31, 2018 and 2017.

In August 2018, the FASB issued an accounting standards update which require additional disclosures related to the weighted-average interest crediting rates for cash balance plans and an explanation for the reasons for significant gains and losses related to changes in the benefit obligation for the period. The new standard is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020 on a retrospective basis with early adoption permitted. The adoption of this accounting standards update did not have a material effect on the Company's net income, cash flows or financial condition.